Exhibit 99.1

WE MOVE INDUSTRIES Q1 2019 Earnings Presentation May 6, 2019 0

Presenters Scott Wheeler President and Director Don Daseke CEO and Chairman Bharat Mahajan CFO 1 Chris Easter COO

Important Disclaimers Forward-Looking Statements This presentation includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as "forecast," "intend," "seek," "target," “anticipate,” “believe,” “expect,” “estimate,” “plan,” “outlook,” and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Projected financial information, including our guidance outlook, are forward-looking statements. Forward-looking statements, including those with respect to revenues, earnings, performance, strategies, prospects and other aspects of the business of Daseke, are based on current expectations that are subject to risks and uncertainties.A number of factors could cause actual results or outcomes to differ materially from those indicated by such forward-looking statements. These factors include, but are not limited to, general economic and business risks (such as downturns in customers’ business cycles and disruptions in capital and credit markets), driver shortages and increases in driver compensation or owner-operator contracted rates, loss of senior management or key operating personnel, Daseke’s ability to recognize the anticipated benefits of recent acquisitions, Daseke’s ability to identify and execute future acquisitions successfully, seasonality and the impact of weather and other catastrophic events, fluctuations in the price or availability of diesel fuel, increased prices for, or decreases in the availability of, new revenue equipment and decreases in the value of used revenue equipment, Daseke’s ability to generate sufficient cash to service all of its indebtedness, restrictions in Daseke’s existing and future debt agreements, increases in interest rates, changes in existing laws or regulations, including environmental and worker health safety laws and regulations and those relating to tax rates or taxes in general, the impact of governmental regulations and other governmental actions related to Daseke and its operations, litigation and governmental proceedings, and insurance and claims expenses. For additional information regarding known material factors that could cause actual results to differ from those expressed in forward- looking statements, please see Daseke’s filings with the Securities and Exchange Commission, available at www.sec.gov, including Daseke’s Current Report on Form 10-K, filed with the SEC on March 8, 2019, particularly the section “Risk Factors”. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Daseke undertakes no commitment to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise. Acquisitions Daseke has a long history of, and intends to continue, acquiring strategic and complementary flatbed and specialized trucking companies. Negotiations and discussions with potential target companies are an integral part of the Company’s operations. These negotiations and discussions can be in varying stages from infancy to very mature. Therefore, investors in Daseke’s stock should assume the Company is always evaluating, negotiating and performing diligence on potential acquisitions. Non-GAAP Financial Measures This presentation includes non-GAAP financial measures for the Company and its operating segments, including Adjusted EBITDA, Acquisition-Adjusted EBITDA, Acquisition-Adjusted Revenue, Adjusted Operating Ratio, Free Cash Flow, and Adjusted Net Income (Loss). You can find the reconciliations of these measures to the nearest comparable GAAP measure elsewhere in the Appendix of this presentation. The Company defines Adjusted EBITDA as net income (loss) plus (i) depreciation and amortization, (ii) interest expense, including other fees and charges associated with indebtedness, net of interest income, (iii) income taxes, (iv) acquisition-related transaction expenses (including due diligence costs, legal, accounting and other advisory fees and costs, retention and severance payments and financing fees and expenses), (v) non-cash impairment, and, (vi) non-cash stock and equity-compensation expense. Acquisition-Adjusted EBITDA and Acquisition-Adjusted Revenue give effect to all Daseke’s acquisitions completed as though those acquisitions were completed on the first date of the applicable measurement period (excluding the Kelsey Trail acquisition). These ‘‘as if’’ estimates of potential operating results were not prepared in accordance with GAAP or the pro forma rules of Regulation S-X promulgated by the SEC. The presentation of Acquisition-Adjusted Revenue and Acquisition-Adjusted EBITDA should not be construed as an inference that Daseke’s future results will be consistent with these ‘‘as if’’ estimates and are presented for informational purposes only. To derive Acquisition-Adjusted EBITDA, we add to our Adjusted EBITDA (i) the aggregate Adjusted EBITDA of the companies acquired for the period beginning on the first day of the applicable measurement period and ending on the date of our acquisition (or if earlier, the last date of the applicable measurement period), based on the acquired company’s unaudited internal financial statements or publicly available financial statements for the period prior to the acquisition date, (ii) charges and expenses attributable to the undertaking or implementation of cost savings, optimization or restructuring efforts and (iii) the amount of any expected cost savings, operating expense reductions and synergies (net of actual amounts realized) that are reasonably identifiable and factually supportable. See the Appendix for more information and reconciliations. To derive Acquisition-Adjusted Revenue, we add to our revenue the aggregate revenue of the companies acquired for the period beginning on the first day of the applicable measurement period and ending on the date of our acquisition (or if earlier, the last date of the applicable measurement period), based on the acquired company’s unaudited internal financial statements or publicly available financial statements for the period prior to the acquisition date. See the Appendix for more information and reconciliations. The Company defines Adjusted Operating Ratio as (a) total operating expenses (i) less, acquisition-related transaction expenses, non-cash impairment charges, unusual or non-regularly recurring expenses or recoveries and (ii) further adjusted for the net impact of the step-up in basis (such as increased depreciation and amortization expense) and amortization of identifiable intangible assets resulting from acquisitions, as a percentage of (b) total revenue. The Company defines Free Cash Flow as net cash provided by operating activities less purchases of property and equipment, plus proceeds from sale of property and equipment as such amounts are shown on the face of the Consolidated Statement of Cash Flows. The Company defines Adjusted Net Income (Loss) as net income (loss) adjusted for acquisition related transaction expenses, non-cash impairments, amortization of intangible assets, the net impact of step-up in basis of acquired assets and unusual or non-regularly recurring expenses or recoveries. Please note that these non-GAAP measures are not substitutes for, or more meaningful than, net income (loss), cash flows from operating activities, operating income or any other measure prescribed by GAAP, and there are limitations to using non-GAAP measures. Certain items excluded from non-GAAP measures are significant components in understanding and assessing a company’s financial performance, such as a company’s cost of capital, tax structure and the historic costs of depreciable assets. In particular, Adjusted EBITDA should not be considered a measure of the income generated by Daseke’s business or discretionary cash available to it to invest in the growth of its business. Other companies in Daseke’s industry may define these non-GAAP measures differently than Daseke does, and as a result, it may be difficult to use these non-GAAP measures to compare the performance of those companies to Daseke’s performance. To compensate for these limitations, Daseke’s board and management do not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP and instead rely primarily on Daseke’s GAAP results and use non-GAAP measures supplementally. See Appendix for most directly comparable GAAP measures. Industry and Market Data This presentation includes market data and other statistical information from third party sources, including independent industry publications, government publications and other published independent sources. Although Daseke believes these third party sources are reliable as of their respective dates, Daseke has not independently verified the accuracy or completeness of this information. 2

Overview Financial Results & Outlook 3 Today’s Agenda Operational Update

Q1 2019 Financial Summary (vs. Q1 2018)  Revenue increased 32% to $433.0M — Acquisition-Adjusted Revenue up 7%  Net loss of $9.3M compared to net loss of $0.8M — Adjusted Net Income of $1.8M compared to Adjusted Net Income of $5.6M  Adjusted EBITDA increased 24% to $43.8M — Acquisition-Adjusted EBITDA up 5% — Segment Acquisition-Adjusted EBITDA up 18% 4

51. Commercial Carrier Journal 2018. 2. Commercial Carrier Journal 2019. We Move Industries #1 Flatbed & specialized capacity1 Operational EffectivenessFastest Growing Top 25 truckload carrier2 Top 10 Truckload carrier2 5

Asset Right Evolution 66% 34% $652 $846 $1,613 $500 $700 $900 $1,100 $1,300 $1,500 $1,700 2016 2017 2018 Revenue 59% 41% 49% 51 % Owned Asset1 Asset Light2 Assets • Higher Service Levels • Control • Higher Margins • Higher Capex Asset Light • Relief Valve • Lower Margins • Lower Capex 1. Total company freight revenue excluding any company fuel surcharge as a percentage of revenue excluding fuel surcharge. 2. Total of owner operator freight revenue, brokerage and logistics revenue divided by the revenue excluding fuel surcharge. 6

7 Q1 2019 Financial Results

8 Actual vs. Acquisition-Adjusted Included in reported results Acquisition-Adjusted Pre-Acquisition Post-Acquisition

($ in millions) Consolidated Financial Metrics Revenue increased 32% (Acquisition-Adjusted revenue increased 7%) ($ in millions) Financial Metrics by Segment 9 Q1 2019 Financial Results Three Months Ended Mar 31 Three Months Ended Mar 31 2019 2018%▲ Total Revenue $ 433.0 $ 327.6 32% Revenue (excl. FSC)1 401.0 296.9 35% Operating Income 0.7 7.7 -91% Net loss (9.3) (0.8) n/m Adjusted Net Income 1.8 5.6 -68% Adjusted EBITDA 43.8 35.2 24% 2019 2018%▲ Specialized Revenue $ 269.7 $ 184.9 46% Specialized Adjusted EBITDA 35.4 24.4 45% Flatbed Revenue $ 167.9 $ 145.0 16% Flatbed Adjusted EBITDA 18.3 14.6 25% 1. Revenue (excl. FSC) is revenue excluding fuel surcharge.

10 $53.2 $57.4 $63.8 $63.0 $60.0 Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q1 2019 $40 $45 $50 $55 $60 $65 $2.67 $2.88 $3.53 $3.60 $3.61 Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q1 2019 $1.20 $1.70 $2.20 $2.70 $3.20 $3.70 Specialized Revenue per Tractor2 Specialized Rate Per Mile1 ($ in thousands) 1. Period’s revenue less fuel surcharge divided by total number of miles driven in the period. 2. Period’s revenue less fuel surcharge divided by the average number of tractors in the period, including owner-operator tractors. Specialized Segment Overview 2019 2018%▲ Revenue $ 269.7 $ 184.9 46% Adjusted Operating Ratio 93.8% 94.4% 0.6% Adjusted EBITDA 35.4 24.4 45% Acquisition-Adjusted Revenue $ 269.7 $ 237.6 13% Acquisition-Adjusted EBITDA 35.4 28.3 25% Specialized Financial Metrics Three Months Ended Mar 31 ($ in millions) 60% 40% Q1 2019 Asset Heavy Asset Light 59% 41% Q1 2018 Asset Heavy Asset Light Revenue Breakdown (Actual, excl. fuel surcharge)

11 $40.6 $45.7 $45.8 $41.8 $41.6 Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q1 2019 $35 $38 $41 $44 $47 $1.81 $2.03 $2.04 $1.96 $1.96 Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q1 2019 $1.20 $1.40 $1.60 $1.80 $2.00 $2.20 Flatbed Revenue per Tractor2 Flatbed Rate Per Mile1 ($ in thousands) 1. Period’s revenue less fuel surcharge divided by total number of miles driven in the period. 2. Period’s revenue less fuel surcharge divided by the average number of tractors in the period, including owner-operator tractors. Flatbed Segment Overview 37% 63% Q1 2019 Asset Heavy Asset Light Revenue Breakdown (Actual, excl. fuel surcharge) Flatbed Financial Metrics Three Months Ended Mar 31 2019 2018%▲ Revenue $ 167.9 $ 145.0 16% Adjusted Operating Ratio 96.7% 94.6% -2.1% Adjusted EBITDA 18.3 14.6 25% Acquisition-Adjusted Revenue $ 167.9 $ 168.4 0% Acquisition-Adjusted EBITDA 18.3 17.2 6% 35% 65% Q1 2018 Asset Heavy Asset Light ($ in millions)

EBITDA by Segment – Acquisition-Adjusted Quarter Ended March 31, 2019 2019 2018%▲ Flatbed Acquisition-Adjusted EBITDA $ 18.3M $ 17.2M 6% Specialized Acquisition-Adjusted EBITDA $ 35.4M $ 28.3M 25% Less: Corporate Adjusted EBITDA $ (9.9M) $ (3.7M) n/m Daseke Consolidated Acquisition-Adjusted EBITDA $ 43.8M $ 41.8M 5% Operating Segment Acquisition-Adjusted EBITDA increased by 18% 12

Last Twelve Months – Ended March 31, 2019 ($ in millions) Consolidated Financial Metrics 13 LTM - Q1 2019 Financial Results Last Twelve Months Ended Mar 31 2019 2018%▲ Total Revenue $ 1,718.5 $ 1,013.4 70% Adjusted Net Income 35.8 9.5 277% Adjusted EBITDA 182.9 109.6 67% Acquisition Adjusted Acquisition-Adjusted Revenue 1,797.1 1,605.9 12% Acquisition-Adjusted EBITDA 192.4 172.5 12%

Capital Summary & Free Cash Flow 14 ($ in millions) Capital Summary As of March 31, 2019 Cash $62.4 Revolver Balance 0.0 Revolver Availability 87.8 Available Liquidity1 $150.2 Net Debt $648.4 ($ in millions) Free Cash Flow Three Months Ended Mar 31, 2019 Net cash provided by operating activities $36.4 Purchases of property and equipment -3.9 Proceeds from sale of property and equipment 4.6 Free Cash Flow $37.1 1. Available liquidity is the sum of Cash less any revolver balance plus revolver availability.

15 Commonly Used Platforms Overstate Daseke’s Leverage Pricing platforms are not capturing adjusted EBITDA accurately, creating higher leverage multiples Source: FactSet, Bloomberg. • Bloomberg and FactSet rely on GAAP financials to calculate LTM EBITDA, resulting in a higher leverage multiple Source Balance sheet date LTM cumulative leverage1 12/31/18 12/31/18 4.4x 4.4x 12/31/19 2.9x2 3/31/19 3.2x 1. As defined in Company’s debt agreements. 2. Midpoint of preliminary guidance released on 2/7/19.

Operational Update 16

17 Operational Update • Listen • Assess • Prioritize Operational Review • Prioritization • ExecutionFocus • Framework • Resources • Improvement Execution

Brokerage 18

$270M operation in 2018 19 Brokerage Differentiator – A 3PL With Assets Support Assets Capacity Growth

Key Takeaways 20 Strong Q1 2019 results, continued successful execution of our plan✓ COO developing an operational framework to drive efficiencies✓ Recently launched Daseke Logistics to augment growth in our brokerage business✓

WE MOVE INDUSTRIES Questions 21

Appendix 22

Consolidated Adjusted EBITDA Reconciliation 23 Reconciles net loss to Adjusted EBITDA Net loss $ (9.3) $ (0.8) Depreciation and amortization 41.5 25.2 Interest income (0.2) (0.4) Interest expense 12.7 10.3 Income tax benefit (1.9) (0.4) Acquisition-related transaction expenses — 0.4 Stock based compensation 1.0 0.9 Adjusted EBITDA $ 43.8 $ 35.2 2019 2018 Daseke, Inc. and Subsidiaries Reconciliation of Net Loss to Adjusted EBITDA (Unaudited) (In millions) Three Months Ended March 31,

Consolidated Acquisition-Adjusted EBITDA Reconciliation 24 Reconciles Acquisition-Adjusted net loss to Acquisition-Adjusted EBITDA by giving effect to Daseke’s acquisitions completed as though the acquisitions were completed on the first day of the applicable measurement period Net loss $ (9.3) $ (1.6) Depreciation and amortization 41.5 31.0 Net interest expense 12.5 11.4 Income tax benefit (1.9) (0.3) Acquisition-related transaction expenses — 0.4 Stock based compensation 1.0 0.9 Acquisition-Adjusted EBITDA $ 43.8 $ 41.8 2019 2018 Daseke, Inc. and Subsidiaries Reconciliation of Acquisition-Adjusted Net Loss to Acquisition-Adjusted EBITDA (Unaudited) (In millions) Three Months Ended March 31 March 31

Consolidated Adjusted EBITDA Reconciliation 25 Reconciles net income (loss) to Adjusted EBITDA – Last Twelve Months Net income (loss) $ (13.7) $ 33.9 Depreciation and amortization 147.5 86.2 Interest income (1.0) (0.8) Interest expense 47.8 34.0 Income tax benefit (17.5) (49.9) Acquisition-related transaction expenses 2.2 3.4 Stock based compensation 3.7 2.8 Impairment 13.9 — Adjusted EBITDA $ 182.9 $ 109.6 2019 2018 Daseke, Inc. and Subsidiaries Reconciliation of Net Income (Loss) to Adjusted EBITDA (Unaudited) (In millions) Last Twelve Months Ended March 31,

Consolidated Acquisition-Adjusted EBITDA Reconciliation 26 Reconciles Acquisition-Adjusted net income (loss) to Acquisition-Adjusted EBITDA by giving effect to Daseke’s acquisitions completed as though the acquisitions were completed on the first day of the applicable measurement period – Last Twelve Months Net income (loss) $ (14.5) $ 38.7 Depreciation and amortization 153.1 128.8 Net interest expense 48.8 43.3 Income tax benefit (17.1) (45.3) Acquisition-related transaction expenses 3.7 3.9 Stock based compensation 4.5 3.1 Impairment 13.9 — Acquisition-Adjusted EBITDA $ 192.4 $ 172.5 2019 2018 Daseke, Inc. and Subsidiaries Reconciliation of Acquisition-Adjusted Net Income (Loss) to Acquisition Adjusted EBITDA (Unaudited) (In millions) Last Twelve Months Ended March 31,

Adjusted EBITDA Reconciliation by Segment 27 Reconciles net income (loss) to Adjusted EBITDA by segment Net income (loss) $ 0.4 $ 3.8 $ (13.5) $ (9.3) $ 3.7 $ 2.5 $ (7.0) $ (0.8) Depreciation and amortization 14.7 26.7 0.1 41.5 7.4 17.8 — 25.2 Net interest expense 2.5 3.3 6.7 12.5 1.8 2.5 5.6 9.9 Income tax provision (benefit) 0.5 1.2 (3.6) (1.9) 1.5 1.1 (3.0) (0.4) Acquisition-related transaction expenses — — — — — — 0.4 0.4 Stock based compensation 0.2 0.4 0.4 1.0 0.2 0.5 0.2 0.9 Adjusted EBITDA $ 18.3 $ 35.4 $ (9.9) $ 43.8 $ 14.6 $ 24.4 $ (3.8) $ 35.2 March 31, 2019 March 31, 2018 Flatbed Specialized Corporate Consolidated Flatbed Specialized Corporate Consolidated Daseke, Inc. and Subsidiaries Reconciliation of Net Income (Loss) to Adjusted EBITDA by Segment (Unaudited) (In millions) Three Months Ended Three Months Ended

Acquisition-Adjusted EBITDA Reconciliation by Segment 28 Reconciles Acquisition-Adjusted net income (loss) to Acquisition-Adjusted EBITDA by segment giving effect to Daseke’s acquisitions completed as though the acquisitions were completed on the first day of the applicable measurement period Net income (loss) $ 0.4 $ 3.8 $ (13.5) $ (9.3) $ 3.8 $ 1.5 $ (6.9) $ (1.6) Depreciation and amortization 14.7 26.7 0.1 41.5 9.6 21.3 0.1 31.0 Net interest expense 2.5 3.3 6.7 12.5 2.0 3.8 5.6 11.4 Income tax provision (benefit) 0.5 1.2 (3.6) (1.9) 1.5 1.2 (3.0) (0.3) Acquisition-related transaction expenses — — — — — — 0.4 0.4 Stock based compensation 0.2 0.4 0.4 1.0 0.3 0.5 0.1 0.9 Acquisition-Adjusted EBITDA $ 18.3 $ 35.4 $ (9.9) $ 43.8 $ 17.2 $ 28.3 $ (3.7) $ 41.8 March 31, 2019 March 31, 2018 Flatbed Specialized Corporate Consolidated Flatbed Specialized Corporate Consolidated Daseke, Inc. and Subsidiaries Reconciliation of Acquisition-Adjusted Net Income (Loss) to Acquisition-Adjusted EBITDA by Segment (Unaudited) (In millions) Three Months Ended Three Months Ended

Consolidated Adjusted Net Income Reconciliation 29 Reconciliation of net loss to Adjusted Net Income Net loss $ (9.3) $ (0.8) Add: Acquisition-related tranaction expenses — 0.4 Amortization of intangible assets 4.3 1.9 Net impact of step-up in basis of acquired assets 6.8 4.1 Adjusted Net Income $ 1.8 $ 5.6 2019 2018 Daseke, Inc. and Subsidiaries Reconciliation of Net Loss to Adjusted Net Income (Unaudited) (In millions) Three Months Ended March 31,

Consolidated Adjusted Net Income Reconciliation 30 Reconciliation of net income (loss) to Adjusted Net Income – Last Twelve Months Net income (loss) $ (13.7) $ 33.9 Add: Acquisition-related tranaction expenses 2.2 3.4 Impairment 13.9 — Amortization of intangible assets 19.1 7.1 Net impact of step-up in basis of acquired assets 26.9 11.2 Impact of TCJA1 tax rate change (12.6) (46.1) Adjusted Net Income $ 35.8 $ 9.5 2019 2018 Daseke, Inc. and Subsidiaries Reconciliation of Net Income (Loss) to Adjusted Net Income (Unaudited) (In millions) Last Twelve Months Ended March 31, 1. Tax Cuts and Jobs Act.

Consolidated Adjusted Operating Ratio Reconciliation 31 Reconciles Operating Ratio to Adjusted Operating Ratio (Dollars in millions) Consolidated Flatbed Specialized Revenue $ 433.0 $ 327.6 $ 167.9 $ 145.0 $ 269.7 $ 184.9 Salaries, wages and employee benefits 119.1 82.3 34.4 26.8 81.0 56.0 Fuel 35.0 33.4 12.5 11.9 22.5 21.5 Operations and maintenance 54.8 34.6 14.2 10.8 40.4 23.6 Purchased freight 146.6 117.7 77.2 72.3 74.0 47.7 Depreciation and amortization 41.5 25.2 14.7 7.4 26.7 17.8 Other operating expenses 35.3 26.7 11.6 8.8 17.3 13.2 Operating expenses 432.3 319.9 164.6 138.0 261.9 179.8 Operating ratio 99.8% 97.6% 98.0% 95.2% 97.1% 97.2% Acquisition-related transaction expenses — 0.4 — — — — Amortization of intangible assets 4.3 1.9 1.7 0.4 2.6 1.5 Net impact of step-up in basis of acquired assets 6.8 4.1 0.5 0.4 6.3 3.7 Adjusted operating expenses $ 421.2 $ 313.5 $ 162.4 $ 137.2 $ 253.0 $ 174.6 Adjusted operating ratio 97.3% 95.7% 96.7% 94.6% 93.8% 94.4% 2019 2018 Daseke, Inc. and Subsidiaries Reconciliation of Adjusted Operating Ratio to Operating Ratio (Unaudited) (In millions) 2019 2018 2019 2018 Three Months Ended March 31, Three Months Ended March 31, Three Months Ended March 31,

. Adjusted Share Count 32 A comparison of Common Shares to Total in-the-money shares Security Issued or Granted Common Stock Equivalent Common shares2 64.5 64.5 Restricted stock units - in the money 0.7 0.7 Total in-the-money shares 65.2 1. Capitalization data based on securities outstanding as of March 31, 2019. 2. The weighted average common shares outstanding at March 31, 2019 was 64.5 million. Daseke, Inc. and Subsidiaries Capitalization Summary1,3,4 (Unaudited) (in millions) 3. Out-of-the money securities not included in the above table as of March 31, 2019: a) 35.0 million common stock warrants, representing 17.5 million shares of common stock with an exercise price of $11.50, b) 0.65 million shares of Series A Convertible Preferred as of March 31, 2019 with a conversion price of $11.50 and initially convertible into 8.6957 shares of common stock per preferred share (5.6 million); c) 2.4 million stock options, consisting of Director and Employee stock options of 145,000 (weighted average exercise price of $9.98) and 2.3 million (weighted average exercise price of $9.22), respectively, with a stock price of $5.09 as of May 1, 2019. 4. 5.0 million earnout shares may be earned in 2019 if the stock price is $16.00 for twenty consecutive days in a thirty day period and Adjusted EBITDA is $200 million for FY 2019.